Exhibit (a)(89)

VOYA EQUITY TRUST

Amended Establishment and Designation of

Series and Classes of Shares of Beneficial

Interest, Par Value $0.01 Per Share

Effective: November 25, 2019

The undersigned, being a majority of the Trustees of Voya Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to the Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), including Article V, Section

5.13and Article VIII, Section 8.3 of the Trust's Declaration of Trust, hereby amend the Establishment and Designation of Series and Classes to abolish Class O shares for Voya Corporate Leaders 100 Fund, Voya Global Multi-Asset Fund, Voya Large Cap Value Fund, Voya Mid Cap Research Enhanced Index Fund, Voya MidCap Opportunities Fund, Voya Real Estate Fund, and Voya Small Company Fund, as follows:

A.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Corporate Leaders 100 Fund, dated June 3, 2019, as amended November 8, 2019, is hereby further amended as follows:

1.The Fund shall be designated Voya Corporate Leaders 100 Fund. The Classes thereof shall be designated as follows:

Voya Corporate Leaders 100 Fund Class A

Voya Corporate Leaders 100 Fund Class C

Voya Corporate Leaders 100 Fund Class I

Voya Corporate Leaders 100 Fund Class P3

Voya Corporate Leaders 100 Fund Class R

Voya Corporate Leaders 100 Fund Class R6

Voya Corporate Leaders 100 Fund Class T

Voya Corporate Leaders 100 Fund Class W

B.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Global Multi-Asset Fund, dated June 3, 2019, as amended November 8, 2019, is hereby further amended as follows:

1.The Fund shall be designated Voya Global Multi-Asset Fund. The Classes thereof shall be designated as follows:

Voya Global Multi-Asset Fund Class A

Voya Global Multi-Asset Fund Class C

Voya Global Multi-Asset Fund Class I

Voya Global Multi-Asset Fund Class R

Voya Global Multi-Asset Fund Class R6

Voya Global Multi-Asset Fund Class T

Exhibit (a)(89)

Voya Global Multi-Asset Fund Class W

C.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Large Cap Value Fund, dated November 19, 2007, as amended June 1, 2009, July 1, 2011, May 18, 2012, January 9, 2013, May 22, 2013, May 1, 2014, March 3, 2017, May 8, 2017, and January 12, 2018, is hereby further amended as follows:

1.The Fund shall be designated Voya Large Cap Value Fund. The Classes thereof shall be designated as follows:

Voya Large Cap Value Fund Class A

Voya Large Cap Value Fund Class C

Voya Large Cap Value Fund Class I

Voya Large Cap Value Fund Class P3

Voya Large Cap Value Fund Class R

Voya Large Cap Value Fund Class R6

Voya Large Cap Value Fund Class T

Voya Large Cap Value Fund Class W

D.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Mid Cap Research Enhanced Index Fund, dated June 3, 2019, as amended November 8, 2019, is hereby further amended as follows:

1.The Fund shall be designated Voya Mid Cap Research Enhanced Index Fund. The Classes thereof shall be designated as follows:

Voya Mid Cap Research Enhanced Index Fund Class A

Voya Mid Cap Research Enhanced Index Fund Class C

Voya Mid Cap Research Enhanced Index Fund Class I

Voya Mid Cap Research Enhanced Index Fund Class P3

Voya Mid Cap Research Enhanced Index Fund Class R

Voya Mid Cap Research Enhanced Index Fund Class T

Voya Mid Cap Research Enhanced Index Fund Class W

E.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya MidCap Opportunities Fund, dated July 29, 1998, as amended November 1, 1999, November 16, 1999, February 20, 2002, May 30, 2008, June 1, 2009, December 7, 2009, July 1, 2011, May 22, 2013, May 1, 2014, March 3, 2017, May 8, 2017, and January 12, 2018, is hereby further amended as follows:

1.The Fund shall be designated Voya MidCap Opportunities Fund. The Classes thereof shall be designated as follows:

Voya MidCap Opportunities Fund Class A

Voya MidCap Opportunities Fund Class C

Voya MidCap Opportunities Fund Class I

Exhibit (a)(89)

Voya MidCap Opportunities Fund Class P3

Voya MidCap Opportunities Fund Class R

Voya MidCap Opportunities Fund Class R6

Voya MidCap Opportunities Fund Class T

Voya MidCap Opportunities Fund Class W

F.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Real Estate Fund, dated July 11, 2002, as amended June 15, 2004, November 19, 2007, December 7, 2009, July 1, 2011, May 1, 2014, June 11, 2014, March 3, 2017, May 8, 2017, and January 12, 2018, is hereby further amended as follows:

1.The Fund shall be designated Voya Real Estate Fund. The Classes thereof shall be designated as follows:

Voya Real Estate Fund Class A

Voya Real Estate Fund Class C

Voya Real Estate Fund Class I

Voya Real Estate Fund Class P3

Voya Real Estate Fund Class R

Voya Real Estate Fund Class R6

Voya Real Estate Fund Class T

Voya Real Estate Fund Class W

G.Paragraph 1 of the Establishment and Designation of Series and Classes with respect to Voya Small Company Fund, dated June 3, 2019, as amended November 8, 2019, is hereby further amended as follows:

1.The Fund shall be designated Voya Small Company Fund. The Classes thereof shall be designated as follows:

Voya Small Company Fund Class A

Voya Small Company Fund Class C

Voya Small Company Fund Class I

Voya Small Company Fund Class P3

Voya Small Company Fund Class R

Voya Small Company Fund Class R6

Voya Small Company Fund Class T

Voya Small Company Fund Class W

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

Exhibit (a)(89)

IN WITNESS WHEREOF, the undersigned have signed this Amended Establishment and Designation of Series and Classes.

Dated: May 23, 2019

/s/ Colleen D. Baldwin Colleen D. Baldwin, as Trustee

/s/ John V. Boyer

John V. Boyer, as Trustee

/s/ Patricia W. Chadwick Patricia W. Chadwick, as Trustee

/s/ Martin J. Gavin

Martin J. Gavin, as Trustee

/s/ Russell H. Jones

Russell H. Jones, as Trustee

/s/ Joseph E. Obermeyer

Joseph E. Obermeyer, as Trustee

/s/ Sheryl K. Pressler

Sheryl K. Pressler, as Trustee

/s/ Dina Santoro

Dina Santoro, as Trustee

/s/ Christopher P. Sullivan

Christopher P. Sullivan, as Trustee

/s/ Roger B. Vincent

Roger B. Vincent, as Trustee